Transactions With Party-in-Interest	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Transactions With Party-in-Interest	Transactions With Parties-in-Interest
The Plan's investments in the Vanguard Mutual Fund Accounts and Money Market Deposit Accounts are managed by the Vanguard Group, which is a beneficial owner of greater than 5% of the Company's common stock. The Plan also has investments in Fidelity Mutual Fund Accounts that are managed by Fidelity Management & Research Company, which is an affiliate of the trustee of the Plan. Therefore, these transactions qualify as party-in-interest transactions. These transactions are exempt from the prohibited transaction rules of ERISA pursuant to statutory exemptions and applicable regulations.
The Plan held 20,092 and 18,931 shares of the Company's common stock valued at $592,533 and $800,029 at December 31, 2025 and 2024, respectively.